UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2011 (August 31, 2011)

0-16211
(Commission File Number)

DENTSPLY International Inc.
(Exact name of registrant as specified in its charter)

Delaware	39-1434669
(State of Incorporation)	(IRS Employer Identification No.)

221 West Philadelphia Street,
York, Pennsylvania	17405-0872
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (717) 845-7511

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 31, 2011, DENTSPLY International Inc (the “Company”) entered into a 364 Day $250 million Revolving Credit Agreement (the “Agreement”) with several lending institutions.   The Agreement is filed as Exhibit 4.7 to this Current Report on Form 8-K and is incorporated herein by reference.

On August 31, 2011, the Company entered into an amendment to the terms related to an existing 65 million Swiss Franc term loan (the “Swiss franc Agreement”), which effectively extends the original due date of the loan to September 1, 2016.  The amendment to the Swiss franc Agreement is filed as Exhibit 4.8 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OF A REGISTRANT

The information included in Item 1.01 above related to the 364 Day $250 million Revolving Credit Agreement is incorporated by reference into this Item 2.03.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

EXHIBIT No.	DESCRIPTION

4.7	364 Day $250 million Revolving Credit Agreement effective on August 31, 2011.
4.8	Amendment to the 65 million Swiss franc term loan agreement effective on August 31, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENTSPLY International Inc.

By:	/s/ Deborah M. Rasin
Deborah M. Rasin
Vice President, Secretary &
General Counsel
Date: September 6, 2011